Debt	6 Months Ended
Jun. 30, 2018
Debt
Debt

11.          Debt

The following is a rollforward of the activity within debt (current and non-current), by facility, for the six months ended June 30, 2018:

	Balance
	as of	Activities				Balance at June 30, 2018
	December	Drawdowns /		Other	Balance as of	Consists of:
In thousands of U.S. dollars	31, 2017	Additions	Repayments	activity(1)	June 30, 2018	Current	Non-Current
K-Sure Credit Facility	$239,919	$—	$(87,574)	$—	$152,345	17,862	134,483
KEXIM Credit Facility	332,950	—	(16,825)	—	316,125	33,650	282,475
Credit Suisse Credit Facility	53,488	—	—	—	53,488	3,890	49,598
ABN AMRO Credit Facility	113,312	—	(4,444)	—	108,868	8,887	99,981
ING Credit Facility	109,844	—	—	—	109,844	7,847	101,997
BNPP Credit Facility	42,550	—	(1,725)	—	40,825	3,450	37,375
Scotiabank Credit Facility	28,860	—	—	—	28,860	28,860	—
NIBC Credit Facility	34,712	—	(1,021)	—	33,691	3,443	30,248
2016 Credit Facility	195,979	—	(10,522)	—	185,457	19,042	166,415
2017 Credit Facility	141,814	21,450	(6,207)	—	157,057	13,265	143,792
HSH Credit Facility	15,416	—	(796)	—	14,620	1,540	13,080
DVB 2017 Credit Facility	78,440	—	(2,960)	—	75,480	5,920	69,560
Credit Agricole Credit Facility	103,914	—	(4,283)	437	100,068	7,724	92,344
ABN AMRO/K-Sure Credit Facility	49,908	—	(1,925)	391	48,374	3,091	45,283
Citi/K-Sure Credit Facility	104,052	—	(4,208)	996	100,840	6,483	94,357
ABN AMRO/SEB Credit Facility	—	120,575	—	—	120,575	11,500	109,075
Ocean Yield Sale and Leaseback	169,016	—	(5,125)	102	163,993	10,388	153,605
CMBFL Sale and Leaseback	65,915	—	(2,454)	97	63,558	4,721	58,837
BCFL Sale and Leaseback (LR2s)	104,187	—	(3,665)	302	100,824	6,803	94,021
CSSC Sale and Leaseback	269,965	—	(8,654)	(416)	260,895	18,119	242,776
BCFL Sale and Leaseback (MRs)	109,232	—	(5,102)	—	104,130	10,707	93,423
Unsecured Senior Notes Due 2020	53,750	—	—	—	53,750	—	53,750
Unsecured Senior Notes Due 2019	57,500	—	—	—	57,500	57,500	—
Convertible Notes due 2019	328,717	—	(180,376)	5,515	153,856	—	153,856
Convertible Notes due 2022	—	154,329	—	920	155,249	—	155,249
	2,803,440	296,354	(347,866)	8,344	2,760,272	284,692	2,475,580
Less: deferred financing fees	(36,247)	(3,433)	—	13,226	(26,454)	(3,327)	(23,127)
Total	$2,767,193	$292,921	$(347,866)	$21,570	$2,733,818	$281,365	$2,452,453
(1)

Relates to (i) non-cash accretion or amortization of indebtedness assumed as part of the Merger with NPTI, which were recorded at fair value on the closing dates, (ii) accretion of our Convertible Notes due 2019 and Convertible Notes due 2022 (defined below) and (iii) amortization and write-offs of deferred financing fees.

Interest expense on all of our borrowings that has been incurred and is unpaid as of June 30, 2018 is accrued for within Accrued Expenses (see Note 10).

We were in compliance with all of the financial covenants set forth under the above borrowing arrangements as of June 30, 2018.

Secured Debt

Amendment of Minimum Interest Coverage Ratio

In February and March 2018, we amended the ratio of EBITDA to net interest expense financial covenants on our secured credit facilities for the quarters ended June 30, 2018, September 30, 2018 and December 31, 2018. Under this amendment, the ratio was reduced to greater than 1.50 to 1.00 from 2.50 to 1.00.

Vessel delivery and related debt drawdown

In January 2018, we took delivery of STI Jardins, an MR product tanker that was under construction at HMD and we drew down $21.5 million from our 2017 Credit Facility to partially finance the purchase of this vessel.

Refinancing initiatives

In April 2018, we announced a series of initiatives to refinance the existing indebtedness on certain of the vessels in our fleet. Below is a discussion of the credit facilities that were executed during the six months ended June 30, 2018. We also reached agreements, and subsequently executed, sale and leaseback transactions which closed during the third quarter of 2018 or are expected to close during the fourth quarter of 2018. These transactions are described in Note 21.

ABN AMRO / SEB Credit Facility

In June 2018, we executed a senior secured term loan facility with ABN AMRO Bank N.V. and Skandinaviska Enskilda Banken AB for up to $120.6 million. This loan was fully drawn in June 2018 and the proceeds were used to refinance the existing indebtedness of $87.6 million under our K-Sure Credit Facility relating to five vessels consisting of one Handymax product tanker (STI Hammersmith), one MR product tanker (STI Westminster), and three LR2 product tankers (STI Connaught, STI Winnie and STI Lauren).  We wrote off $3.3 million of deferred financing fees during the six months ended June 2018 as a result of this transaction.

The ABN/SEB Credit Facility has a final maturity of June 2023 and bears interest at LIBOR plus a margin of 2.6% per annum. The loan will be repaid in equal quarterly installments of $2.9 million per quarter, in aggregate, for the first eight installments and $2.5 million per quarter, in aggregate, thereafter, with a balloon payment due upon maturity.

Our ABN AMRO / SEB Credit Facility includes financial covenants that require us to maintain:

•	The ratio of net debt to total capitalization no greater than 0.65 to 1.00.
•

Consolidated tangible net worth of no less than $1,265,728,005 plus (i) 25% of the cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after January 1, 2018 and (ii) 50% of the net proceeds of new equity issuances occurring on or after January 1, 2018.

•	Minimum liquidity of not less than the greater of $25.0 million and $500,000 per each owned vessel plus $250,000 per each time chartered-in vessel.
•

The aggregate of the fair market value of the vessels provided as collateral under the facility shall be: 130% from the date of this agreement and ending on the second anniversary thereof and; 140% at all times thereafter.

The amount outstanding relating to this facility was $120.6 million as of June 30, 2018, and we were in compliance with the financial covenants relating to this facility as of that date.

$35.7 Million Term Loan Facility

In June 2018, we executed an agreement with a leading European financial institution for a $35.7 million term loan facility. The loan facility was fully drawn in August 2018 (as discussed in Note 21 below), and the proceeds were used to refinance the existing indebtedness related to two MR product tankers (STI Memphis and STI Soho), which were previously financed under the BNP Paribas Credit Facility. We accelerated $0.1 million of deferred financing fee amortization during the six months ended June 30, 2018 as a result of this agreement and wrote-off an additional $0.1 million of deferred financing fees upon closing.

The loan facility has a final maturity of June 2021, bears interest at LIBOR plus a margin of 2.5% per annum and will be repaid in equal quarterly installments of $0.8 million, in aggregate, with a balloon payment due upon maturity. The remaining terms and conditions, including financial covenants, are similar to those set forth in the Company’s existing credit facilities.

ING Credit Facility

In June 2018, we executed an agreement to upsize our $132.5 million credit facility with ING Bank N.V. to $171.2 million. The upsized portion of the loan facility was fully drawn in September 2018 (as discussed in Note 21 below) and was used to refinance the existing outstanding indebtedness relating to one Handymax product tanker (STI Rotherhithe) and one MR product tanker (STI Notting Hill), which were previously financed under the Company’s K-Sure Credit Facility. We accelerated $0.5 million of deferred financing fee amortization during the six months ended June 30, 2018 as a result of this agreement and wrote-off an additional $0.5 million of deferred financing fees upon closing.

The upsized portion of the loan facility has a final maturity of June 2022 and bears interest at LIBOR plus a margin of 2.4% per annum. The loan will be repaid in equal quarterly installments of $1.0 million per quarter, in aggregate, for the first eight installments and $0.8 million per quarter, in aggregate, thereafter, with a balloon payment due upon maturity. The remaining terms and conditions of the upsized portion, including financial covenants, are similar to those set forth in the Company’s existing credit facilities.

Unsecured debt

Convertible Senior Notes due 2019

In May 2018, we exchanged $188.5 million (out of $348.5 million outstanding) in aggregate principal amount of our 2.375% Convertible Senior Notes due 2019 (the “Convertible Notes due 2019”) for $188.5 million in aggregate principal amount of the Company’s new 3.0% Convertible Senior Notes due 2022 (the “Convertible Notes due 2022”), the terms of which are described below. This exchange was executed with certain holders of the Convertible Notes due 2019 via separate, privately negotiated agreements.

The carrying value of the debt component of the Convertible Notes due 2019 that were part of exchange was $180.4 million on the date of the exchange. The principal amount of the new Convertible Senior Notes due 2022 ($188.5 million) was determined to approximate the fair value of the extinguished debt component on the date of the exchange (the fair value attributed to the extinguished equity component was determined to be close to zero). As this transaction was accounted for as an extinguishment of debt, a loss of $17.0 million was recorded representing the difference between the carrying value of $180.4 million and (i) the aggregate consideration exchanged of $188.5 million of newly issued Convertible Notes due 2022 and (ii) all transaction costs incurred.

The conversion rate of our Convertible Notes due 2019 is subject to change upon the issuance of a dividend. The table below details the dividends issued during the six months ended June 30, 2018 and the corresponding effect on the conversion rate of the Convertible Notes due 2019.

		Share Adjusted
Record Date	Dividends per Share	Conversion Rate (1)
March 12, 2018	$0.01	99.2056
June 6, 2018	0.01	99.5277
(1)	Per $1,000 principal amount of the Convertible Notes.

The carrying values of the liability component of the Convertible Notes as of June 30, 2018 and December 31, 2017, were $153.9 million and $328.7 million, respectively. We incurred $3.6 million of coupon interest and $5.5 million of non-cash accretion on our Convertible Notes due 2019 during the six months ended June 30, 2018. We were in compliance with the covenants related to the Convertible Notes due 2019 as of June 30, 2018 and December 31, 2017.

Convertible Senior Notes due 2022

As discussed above, in May 2018, we exchanged $188.5 million in aggregate principal amount of our Convertible Notes due 2019 for $188.5 million in aggregate principal amount of newly issued Convertible Notes due 2022. The Convertible Notes due 2022 are senior, unsecured obligations of the Company and bear interest at a rate of 3.0% per year. Interest is payable semi-annually in arrears on November 15 and May 15 of each year, beginning on November 15, 2018. The Convertible Notes due 2022 will mature on May 15, 2022, unless earlier converted or repurchased in accordance with their terms.

The conversion rate of the Convertible Notes due 2022 was initially 250 common shares per $1,000 principal amount of Convertible Notes due 2022 (equivalent to an initial conversion price of approximately $4.00 per share of the Company’s common stock), and is subject to adjustment upon the occurrence of certain events as set forth in the indenture governing the Convertible Notes due 2022 (such as the payment of dividends).

The table below details the dividend issued during the six months ended June 30, 2018 and the corresponding effect on the conversion rate of the Convertible Notes due 2022.

		Share Adjusted
Record Date	Dividends per Share	Conversion Rate (1)
June 6, 2018	0.01	250.8117
(1)	Per $1,000 principal amount of the Convertible Notes.

The Convertible Notes due 2022 are freely convertible at the option of the holder on or after January 1, 2019 and prior to the close of business on the business day immediately preceding the maturity date, and may be converted at any time prior to the close of business on the business day immediately preceding January 1, 2019 only under the following circumstances:

•

during any calendar quarter commencing after the calendar quarter ending on March 31, 2018 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 15 trading days (whether or not consecutive) during a period of 25 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•

during the five-business day period after any five consecutive trading day period, or the Measurement Period, in which the trading price (as defined in the indenture) per $1,000 principal amount of Convertible Notes for each trading day of the Measurement Period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day or;

•

upon the occurrence of specified corporate events as defined in the indenture (e.g. consolidations, mergers, a binding share exchange or the transfer or lease of all or substantially all of our assets).

Upon conversion of the Convertible Notes due 2022, holders will receive shares of the Company’s common stock. The Convertible Notes due 2022 are not redeemable by the Company.

The Convertible Notes due 2022 require us to comply with certain covenants such as restrictions on consolidations, mergers or sales of assets. Additionally, if we undergo a fundamental change (as defined in the indenture), holders may require us to repurchase for cash all or any portion of their notes at a fundamental change repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

Upon issuance, we determined the initial carrying value of the liability component of the Convertible Notes due 2022 to be $154.3 million based on the fair value of a similar liability that does not have any associated conversion feature. We utilized recent pricing (with adjustments made to align the tenor) on (i) our Senior Unsecured Notes due 2019, (ii) Senior Unsecured Notes due 2020 and (iii) the pricing on recently issued unsecured bonds in the shipping sector as the basis for this determination. The difference between the fair value of the liability component and the face value of the Convertible Notes due 2022 is being amortized over the term of the Convertible Notes due 2022 under the effective interest method and recorded as part of financial expenses. The residual value (the conversion feature) of $34.2 million was recorded to Additional paid-in capital upon issuance.

The carrying value of the liability component of the Convertible Notes due 2022 as of June 30, 2018 was $155.2 million, and we incurred $0.7 million of coupon interest and $0.9 million of non-cash accretion during the six months ended June 30, 2018. We were in compliance with the covenants related to the Convertible Notes due 2022 as of June 30, 2018.